FREMONT MUTUAL FUNDS, INC.

                         Supplement dated June 28, 2002
                                       to
                         Prospectus dated March 1, 2002

FREMONT GLOBAL FUND

The following supplements the Main Risks section on page 2 of the Prospectus:

MAIN RISKS

Risks associated with the Fund's investments in inflation-linked bonds:
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Although  inflation-linked  bonds  seek to  perform  well in  periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

The  following  supplements  the Portfolio  Management  section on page 3 of the
Prospectus:

PORTFOLIO MANAGEMENT

Effective June 28, 2002, six sub-advisors manage portions of the Global Fund.

On June 28, 2002, Fremont  Investment  Advisors hired Jarislowsky Fraser Limited
(JFL) as Sub-Advisor to manage the international stock portfolio of the Fremont Global Fund. The four-member portfolio management team consists of Michel C. Brutti, CFA, Shaun P. Hegarty, Ian Scullion, CFA, and Mark Lin, CFA. The members of the team have an average of 10 years of investment experience.

Michel C. Brutti is the partner responsible for the management of international equities and is a member of JFL's Investment Committee. Mr. Brutti joined JFL in 1994. Shaun Hegarty has been a global research analyst and portfolio manager at JFL since 1998. Prior to joining JFL, Mr. Hegarty was a regional manager for the marketing and services firm Inchcape Plc for five years. Ian Scullion joined JFL in 1999 and is involved in global research and analysis as well as portfolio management. From 1995 to 1998, Mr. Scullion was employed by Cogesfonds as director of equity research and portfolio manager. Mark Lin joined JFL in 2002 as a global research analyst. From 2000 to 2001, Mr. Lin was an equity analyst at Standard Life Investments. From 1998 to 2000, he worked as an associate analyst at UBS Warburg in Montreal.

In addition, Fremont Investment Advisors assumed management responsibility for the Fund's S&P 500 portfolio (formerly managed by Mellon Capital

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Management)  and a portion of the global  bond  portfolio  (formerly  managed by
PIMCO).  The  remainder of the global bond portion of the Fund is now managed by
Bridgewater   Associates,   Inc.,  investing  in  inflation-linked   bonds.  All
references to Capital Guardian Trust Company, Mellon Capital Management and Pacific Investment Management Company on page 25 of the Prospectus are deleted.


FREMONT INTERNATIONAL GROWTH FUND

The  following  replaces  the  Principal  Strategy  section  on  page  4 of  the
Prospectus:

PRINCIPAL STRATEGY

The Fund invests primarily in international stocks. Fund management focuses its investments on stocks of international companies that possess superior growth prospects. They target regional and global leaders in industries growing faster than the global economy. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, Fund management will invest at least 90% of the Fund's total assets in securities of issuers based outside of the U.S. The Fund invests primarily in mid- to large-cap foreign stocks and will generally include investments in at least three countries outside the U.S.

Fund management will normally sell a security when it believes that greater opportunities lie elsewhere or because of a significant change in the outlook for that security.

The  following  replaces  the  Portfolio  Management  section  on  page 5 of the
Prospectus:

PORTFOLIO MANAGEMENT

Effective June 28, 2002, the Fremont International Growth Fund is managed by Sub-Advisor, Jarislowsky Fraser Limited (JFL). JFL was founded in 1955 in Montreal as an investment research firm providing research to banks and brokerage companies. In 1966, JFL began managing global assets for institutional and non-institutional clients. As of December 31, 2001, JFL managed over $18 billion in assets.

The four-member portfolio management team consists of Michel C. Brutti, CFA, Shaun P. Hegarty, Ian Scullion, CFA, and Mark Lin, CFA. The members of the team have an average of 10 years of investment experience.

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Michel C. Brutti is the partner  responsible for the management of international equities and is a member of JFL's Investment Committee. Mr. Brutti joined JFL in 1994. Shaun Hegarty has been a global research analyst and portfolio manager at JFL since 1998. Prior to joining JFL, Mr. Hegarty was a regional manager for the marketing and services firm Inchcape Plc for five years. Ian Scullion joined JFL in 1999 and is involved in global research and analysis as well as portfolio management. From 1995 to 1998, Mr. Scullion was employed by Cogesfonds as director of equity research and portfolio manager. Mark Lin joined JFL in 2002 as a global research analyst. From 2000 to 2001, Mr. Lin was an equity analyst at Standard Life Investments. From 1998 to 2000, he worked as an associate analyst at UBS Warburg in Montreal.

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